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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 9, 2001



                                LANTE CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                   00-28785                   36-3322393
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)

           600 West Fulton Street, Suite 400, Chicago, Illinois 60661
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (312) 696-5000


                                      None
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         (Former name or former address, if changed since last report.)



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Item 5. Other Events

     On December 9, 2001, Lante Corporation, a Delaware corporation ("Lante"), and Luminant Worldwide Corporation, a Delaware Corporation ("Luminant"), entered into an Asset Purchase Agreement pursuant to which Lante is to acquire certain assets of Luminant. The press release announcing such acquisition and the Asset Purchase Agreement are filed as Exhibits 99.1 and 99.2, respectively.


Item 7. Financial Statements and Exhibits

     (c)   Exhibits.

     99.1  Press release dated December 10, 2001.

     99.2 Asset Purchase Agreement dated as of December 9, 2001 between Lante Corporation, a Delaware corporation, and Luminant Worldwide Corporation, a Delaware corporation.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        LANTE CORPORATION


Date: December 10, 2001                 By:  /s/  C. Rudy Puryear
                                            -------------------------------
                                             C. Rudy Puryear
                                             Chief Executive Officer

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